Exhibit 23.3

CONSENT of QUALIFIED PERSON

Re: Registration Statement on Form S-1 of American Barrick Gold Corporation (the “Company”)

I, Timothy Webber, RM SME, Chief, Long Term Planning, NGM of Barrick Mining Corporation, the parent company of the Company, in connection with the Company’s Registration Statement on Form S-1 (together with any amendment or supplement thereto, the “Form S-1”), consent to:

•

the public filing by the Company and use of the Technical Report Summary titled, “S-K 1300 Technical Report Summary on the NGM Complex, Nevada, USA” dated May 14, 2026 with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”), as an exhibit (including by incorporation by reference) to and referenced in the Form S-1;

•	the use of and references to my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in connection with the Form S-1 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary in the Form S-1 and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-1.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1, as well as the references to the Technical Report Summary within the Form S-1 and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•	Section 1 Executive Summary

•	Section 2 Introduction

•	Section 3 Property Description

•	Section 4 Accessibility, Climate, Local Resources, Infrastructure and Physiography

•	Section 5 History

•	Section 12 Mineral Reserve Estimate

•	Section 13 Mining Methods

•	Section 15 Infrastructure

•	Section 16 Market Studies

•	Section 17 Environmental Studies, Permitting, and Plans, Negotiations, or Agreements with Local Individuals or Groups

•	Section 18 Capital and Operating Costs

•	Section 19 Economic Analysis

•	Section 20 Adjacent Properties

•	Section 21 Other Relevant Data and Information

•	Section 22 Interpretation and Conclusions

•	Section 23 Recommendations

•	Section 24 References

•	Section 25 Reliance on Information Provided by the Registrant

•	Section 26 Date and Signature Page

•	Section 27 Appendix

Signature:	/s/ Timothy Webber

Date:	November 10, 2026

Name:	Timothy Webber
Title:	Chief, Long Term Planning

CONSENT of QUALIFIED PERSON

Re: Registration Statement on Form S-1 of American Barrick Gold Corporation (the “Company”)

I, Mark Roux, Pr.Sci.Nat., Evaluations Manager – Resource Geology of Barrick Mining Corporation, the parent company of the Company, in connection with the Company’s Registration Statement on Form S-1 (together with any amendment or supplement thereto, the “Form S-1”), consent to:

•

the public filing by the Company and use of the Technical Report Summary titled, “S-K 1300 Technical Report Summary on the NGM Complex, Nevada, USA” dated May 14, 2026 with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”), as an exhibit (including by incorporation by reference) to and referenced in the Form S-1;

•	the use of and references to my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in connection with the Form S-1 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary in the Form S-1 and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-1.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1, as well as the references to the Technical Report Summary within the Form S-1 and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•	Section 1 Executive Summary

•	Section 2 Introduction

•	Section 5 History

•	Section 6 Geological Setting, Mineralization, and Deposit

•	Section 7 Exploration

•	Section 8 Sample Preparation, Analyses and Security

•	Section 9 Data Verification

•	Section 11 Mineral Resource Estimates

•	Section 21 Other Relevant Data and Information

•	Section 22 Interpretation and Conclusions

•	Section 23 Recommendations

•	Section 24 References

•	Section 25 Reliance on Information Provided by the Registrant

•	Section 26 Date and Signature Page

•	Section 27 Appendix

Signature:	/s/ Mark Roux

Date:	November 10, 2026

Name:	Mark Roux
Title:	Evaluations Manager – Resource Geology

CONSENT of QUALIFIED PERSON

Re: Registration Statement on Form S-1 of American Barrick Gold Corporation (the “Company”)

I, Thamsanqa Mahlangu, Pr. Eng. ECSA, Lead Technical Specialist, Metallurgy, NGM of Barrick Mining Corporation, the parent company of the Company in connection with the Company’s Registration Statement on Form S-1 (together with any amendment or supplement thereto, the “Form S-1”), consent to:

•

the public filing by the Company and use of the Technical Report Summary titled, “S-K 1300 Technical Report Summary on the NGM Complex, Nevada, USA” dated May 14, 2026 with an effective date of December 31, 2025, and that was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission (“S-K 1300”), as an exhibit (including by incorporation by reference) to and referenced in the Form S-1;

•	the use of and references to my name, including my status as an expert or “qualified person” (as defined in S-K 1300), in connection with the Form S-1 and any such Technical Report Summary; and

•

any extracts from or a summary of the Technical Report Summary in the Form S-1 and the use of any information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of, and/or that was reviewed and approved by me, that is included or incorporated by reference in the Form S-1.

I am an employee of the Company and a co-author of the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1. This consent pertains to the following Sections of the Technical Report Summary. I certify that I have read the Technical Report Summary to be filed (including by incorporation by reference) as an exhibit to the Form S-1, as well as the references to the Technical Report Summary within the Form S-1 and that it fairly and accurately represents the information in the Technical Report Summary sections for which I am responsible.

•	Section 1 Executive Summary

•	Section 2 Introduction

•	Section 5 History

•	Section 10 Mineral Processing and Metallurgical Testing

•	Section 14 Processing and Recovery Methods

•	Section 21 Other Relevant Data and Information

•	Section 22 Interpretation and Conclusions

•	Section 23 Recommendations

•	Section 24 References

•	Section 25 Reliance on Information Provided by the Registrant

•	Section 26 Date and Signature Page

•	Section 27 Appendix

Signature:	/s/ Thamsanqa Mahlangu

Date:	November 10, 2026

Name:	Thamsanqa Mahlangu
Title:	Lead Technical Specialist, Metallurgy